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                                                                     EXHIBIT 3.2



                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

To the Secretary of State
State of Kansas

         The undersigned, a general partner of the limited partnership hereinafter named, hereby certifies that:

         1. The name of the limited partnership as it presently appears on the records of the Secretary of the State of Kansas is DODGE CITY HEALTHCARE GROUP, L.P.

         2. The statement in the Certificate of Limited Partnership as now in force and effect, relating to the name and address of the General Partner is hereby amended to read as follows:

            The name and address of the sole general partner of the Partnership is as follows:

            Name                                           Address

            Columbia/HCA of Dodge City, Inc.               201 West Main Street
                                                           Louisville, KY 40202


         SIGNED on this 5th day of January, 1995


                                    COLUMBIA/HCA OF DODGE CITY, INC., THE
                                    GENERAL PARTNER OF DODGE CITY HEALTHCARE
                                    GROUP, L.P.


                                    By:  /s/ Linda J. McDonald
                                        ----------------------------------------
                                    Name:  Linda J. McDonald
                                    Title: Assistant Secretary



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                     CHANGE OF LOCATION OF REGISTERED OFFICE
                                     AND/OR
                 CHANGE OF RESIDENT AGENT OF LIMITED PARTNERSHIP

To the Secretary of State of Kansas

         The undersigned being a general partner of ____________________________
                                                   (Name of Limited Partnership)

       DODGE CITY HEALTHCARE GROUP, L.P.
--------------------------------------------------------------------------------

a limited partnership organized and existing under and by virtue of the laws of the state of Kansas does hereby certify that the limited partnership has duly adopted the following designation of Kansas registered office and/or resident agent.

         The registered office in the state of Kansas of the limited partnership is:

c/o The Prentice-Hall Corporation System, Kansas, Inc.,
Suite 1108, 534 South Kansas Avenue, Topeka                    66603
--------------------------------------------------------------------------------
       Name and Number              City                      Zip Code

The resident agent of the limited partnership in the state of Kansas is

   The Prentice-Hall Corporation System, Kansas, Inc.
--------------------------------------------------------------------------------
                                      Name

         The undersigned is authorized to execute and file this certificate and executes this certificate under the pains and penalties of perjury.



                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------


NOTE: The address of resident agent and registered office must be the same. The resident agent must be an individual, a Kansas corporation, or the limited partnership itself, if it is a Kansas limited partnership.





                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                              WITH $20 FILING FEE.



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          CERTIFICATE OF CHANGE OF ADDRESS OF RESIDENT AGENT'S OFFICE

         I John H. Pelletier, Assistant Vice President of The Prentice-Hall Corporation System, Kansas, Inc., do hereby certify for an on behalf of said corporation that The Prentice-Hall Corporation System, Kansas, Inc., a corporation organized and existing under and by virtue of the laws of the state of Kansas, is the resident agent for the limited partnerships per the attached list.

         I further certify that The Prentice-Hall Corporation System, Kansas, Inc., as resident agent for the limited partnerships named on the attached list, has maintained the registered office of each said limited partnership at the address of Suite 1108, 534 South Kansas Avenue, Topeka, Shawnee County, Kansas 66603, with the office of the Secretary of State.

         I further certify that the new address to which such resident agent of each said limited partnership as hereby changed effective December 20, 1999, is 200 S.W. 30th Street, Topeka, Shawnee County, Kansas 66611, where, at said new address, such resident agent will thereafter maintain a registered office for each of the limited partnerships per the attached list.

Dated: December 16, 1999


                                     -------------------------------------------
                                     John H. Pelletier, Assistant Vice President

Attest:


---------------------------
Vicki Schreiber, Asst. Secretary


STATE OF NEW YORK                       )
                                        )   ss.:
COUNTY OF NEW YORK                      )

         BE IT REMEMBERED that, on December 16, 1999, before me, Merryll Wiener, a Notary Public duly authorized by law to take acknowledgement of deeds, personal came John H. Pelletier, Assistant Vice President of The Prentice-Hall Corporation System, Kansas, Inc., and Vicki Schreiber, Assistant Secretary of said corporation, who are known to me, and who each executed the foregoing Certificate of Change of Address of Resident Agent's Office before me and acknowledged the same to be his act and deed and the act and deed of said corporation, and acknowledged that the facts stated herein are true.

         Given under my hand and official seal on December 16, 1999



                                     -------------------------------------------
                                                    Notary Public

Official Seal



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 2210532     DODGE CITY HEALTHCARE GROUP, L.P.